UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 16, 2008, Altria Group, Inc. (“Altria”) and UST Inc. (“UST”) announced that the Federal Trade Commission has granted early termination of the initial waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and therefore no further regulatory review by the federal antitrust authorities is required in connection with Altria’s acquisition of UST for $69.50 per share in cash.

Completion of the transaction remains subject to UST shareholder approval and certain other customary closing conditions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

In connection with the proposed acquisition, UST filed a preliminary proxy statement and intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ UST’S PROXY STATEMENT AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC (AS THEY BECOME AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain the documents free of charge through the website maintained by the SEC at www.sec.gov. A free copy of the definitive proxy statement and other relevant documents, when they become available, also may be obtained from UST Inc., 6 High Ridge Park, Building A, Stamford, Connecticut 06905-1323, Attn: Investor Relations. Investors and security holders may access copies of the documents filed with the U.S. Securities and Exchange Commission by UST on its website at www.ustinc.com. Such documents are not currently available.

Altria and UST and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from UST’s shareholders in connection with the merger. Information about Altria’s directors and executive officers is set forth in Altria’s proxy statement on Schedule 14A filed with the SEC on April 24, 2008 and Altria’s Annual Report on Form 10-K filed on February 28, 2008. Information about UST’s directors and executive officers is set forth in UST’s proxy statement on Schedule 14A filed with the SEC on March 24, 2008 and UST’s Annual Report on Form 10-K filed on February 22, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the definitive proxy statement that UST intends to file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Joint Press Release issued by Altria Group, Inc. and UST Inc. on October 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ Sean X. McKessy
Name: Sean X. McKessy Title: Corporate Secretary

DATE: October 16, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Joint Press Release issued by Altria Group, Inc. and UST Inc. on October 16, 2008.